UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2021

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

(303) 253-3267
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

On November 9, 2021, Hycroft Mining Holding Corporation (the “Company”) entered into a waiver (the “Waiver”) with Sprott Private Resource Lending II (Collector), LP (the “Lender”) of certain provisions of the Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the Lender, the Guarantors (as defined in the Credit Agreement) and the other parties thereto. Pursuant to the Waiver, the Lender has (i) permitted the Company to cease active mining operations and (ii) to reduce the amount of unrestricted cash required to be maintained by the Company from not less than $10,000,000 to not less than $9,000,000 for the period ending May 10, 2022.

The foregoing description of the Waiver does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Waiver, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 hereto.

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2021, the Company issued a press release reporting the Company’s operating results for the three and nine months ended September 30, 2021. The press release also announces the Company’s cessation of active mining operations. The information in this Item 2.02, including the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is being furnished, but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing with the Securities and Exchange Commission except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, David Kirsch notified the Company’s board of directors (the “Board”) of his resignation as a director and Chairman of the Board, effective immediately. Mr. Kirsch’s decision was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On November 9, 2021, the Board appointed its independent lead director, Eugene Davis, to replace Mr. Kirsch as Chairman of the Board.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
10.1	Waiver, dated November 9, 20201, between Hycroft Mining Holding Corporation and Sprott Private Resource Lending II (Collector), LP.
99.1	Press release dated November 9, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2021	Hycroft Mining Holding Corporation

By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer